Exhibit 10.3

CHANGE ORDER FORM
(for use when the Parties execute the Change Order pursuant to Section 32 of the General Conditions)

PROJECT NAME:	Sabine Pass LNG Project (Phase 2)
CHANGE ORDER NUMBER:	013
DATE OF CHANGE ORDER:	July 7, 2009
PURCHASER:	Sabine Pass LNG, L.P.
SOIL CONTRACTOR:	Remedial Construction Services, L.P.
CONTRACT NO.	25279-004-OC2-C000-00001
DATE OF AGREEMENT:	July 21, 2006

The Agreement between the Parties listed above is charged as follows: (attach additional documentation if necessary)

Description of Change: This Change Order No. 013 is issued to incorporate into the Soil Improvement Contract the following:

●  Additional quantities of Asphalt Paving (788 SY for Phase 1 and 311 SY for Phase 2)
●  Additional quantities required for installation of slope protection on the truck ramp located on Dike 1 (CN-026)

Attachments:

1) Contract Exhibit “C”, Quantities, Pricing and Data, dated July 7, 2009 that supersedes and replaces Exhibit “C”, Quantities, Pricing and Data, dated June 18, 2009 in its entirety.

The original contract price was	$28,526,962.28

Net Change by previously authorized Change Orders	$-328,367.74

The Contract Price prior to this Change Order	$28,198,597.54

The Contract Price will be increased by this Change Order amount of	$43,860.42

The New Contract Price including this Change Order will be	$28,242,454.96

Upon execution of this Change Order by Sabine Pass LNG, L.P. and Remedial Construction Services, L.P. the above referenced change shall become a valid and binding part of the original agreement without exception or qualification unless noted in this Change Order.  Except as modified by this and any previously issued Change Orders, all other terms and Condition of the Agreement shall remain in full force and effect.  This Change Order is executed by each of the Parties’ duly authorized representatives.

Purchaser:	Soil Contractor:
Sabine Pass LNG, L.P.	Remedial Construction Services, L.P.
By: Sabine Pass LNG-GP, Inc., its general partner

Authorized Signature:	/S/ ED LEHOTSKY	Authorized Signature:	/S/ TOMMY BREAUX

Name:	Ed Lehotsky	Name:	Tommy Breaux

Title:	Vice President of Project Management	Title:	Program Manager

Date of Signing:	July 9, 2009	Date of Signing:	July 15, 2009

CHANGE ORDER FORM
(for use when the Parties execute the Change Order pursuant to Section 32 of the General Conditions)

PROJECT NAME:	Sabine Pass LNG Project (Phase 2)
CHANGE ORDER NUMBER:	014
DATE OF CHANGE ORDER:	July 10, 2009
PURCHASER:	Sabine Pass LNG, L.P.
SOIL CONTRACTOR:	Remedial Construction Services, L.P.
CONTRACT NO.	25279-004-OC2-C000-00001
DATE OF AGREEMENT:	July 21, 2006

The Agreement between the Parties listed above is charged as follows: (attach additional documentation if necessary)

Description of Change: This Change Order No. 014 is issued to incorporate into the Soil Improvement Contract the following:

●  Modification of the existing Dike 3 opening to accommodate the completion of the Fire Monitor System.

Attachments:

2) Contract Exhibit “C”, Quantities, Pricing and Data, dated July 10, 2009 that supersedes and replaces Exhibit “C”, Quantities, Pricing and Data, dated July 7, 2009 in its entirety.

The original contract price was	$28,526,962.28

Net Change by previously authorized Change Orders	$-284,507.32

The Contract Price prior to this Change Order	$28,242,454.96

The Contract Price will be increased by this Change Order amount of	$12,950.00

The New Contract Price including this Change Order will be	$28,255,404.96

Upon execution of this Change Order by Sabine Pass LNG, L.P. and Remedial Construction Services, L.P. the above referenced change shall become a valid and binding part of the original agreement without exception or qualification unless noted in this Change Order.  Except as modified by this and any previously issued Change Orders, all other terms and Condition of the Agreement shall remain in full force and effect.  This Change Order is executed by each of the Parties’ duly authorized representatives.

Purchaser:	Soil Contractor:
Sabine Pass LNG, L.P.	Remedial Construction Services, L.P.
By: Sabine Pass LNG-GP, Inc., its general partner

Authorized Signature:	/S/ ED LEHOTSKY	Authorized Signature:	/S/ TOMMY BREAUX

Name:	Ed Lehotsky	Name:	Tommy Breaux

Title:	Vice President of Project Management	Title:	Program Manager

Date of Signing:	July 10, 2009	Date of Signing:	July 15, 2009

CHANGE ORDER FORM
(for use when the Parties execute the Change Order pursuant to Section 32 of the General Conditions)

PROJECT NAME:	Sabine Pass LNG Project (Phase 2)
CHANGE ORDER NUMBER:	015
DATE OF CHANGE ORDER:	July 20, 2009
PURCHASER:	Sabine Pass LNG, L.P.
SOIL CONTRACTOR:	Remedial Construction Services, L.P.
CONTRACT NO.	25279-004-OC2-C000-00001
DATE OF AGREEMENT:	July 21, 2006

The Agreement between the Parties listed above is charged as follows: (attach additional documentation if necessary)

Description of Change: This Change Order No. 015 is issued to incorporate into the Soil Improvement Contract the following:

●  Overlay approximately 3,204 square yards of 1.5 inch asphalt on the south end of the main road.

Attachments:

3) Contract Exhibit “C”, Quantities, Pricing and Data, dated July 20, 2009 that supersedes and replaces Exhibit “C”, Quantities, Pricing and Data, dated July 10, 2009 in its entirety.

The original contract price was	$28,526,962.28

Net Change by previously authorized Change Orders	$-271,557.32

The Contract Price prior to this Change Order	$28,255,404.96

The Contract Price will be increased by this Change Order amount of	$42,046.50

The New Contract Price including this Change Order will be	$28,297,451.46

Upon execution of this Change Order by Sabine Pass LNG, L.P. and Remedial Construction Services, L.P. the above referenced change shall become a valid and binding part of the original agreement without exception or qualification unless noted in this Change Order.  Except as modified by this and any previously issued Change Orders, all other terms and Condition of the Agreement shall remain in full force and effect.  This Change Order is executed by each of the Parties’ duly authorized representatives.

Purchaser:	Soil Contractor:
Sabine Pass LNG, L.P.	Remedial Construction Services, L.P.
By: Sabine Pass LNG-GP, Inc., its general partner

Authorized Signature:	/S/ ED LEHOTSKY	Authorized Signature:	/S/ TOMMY BREAUX

Name:	Ed Lehotsky	Name:	Tommy Breaux

Title:	Vice President of Project Management	Title:	Program Manager

Date of Signing:	July 21, 2009	Date of Signing:	July 22, 2009

CHANGE ORDER FORM
(for use when the Parties execute the Change Order pursuant to Section 32 of the General Conditions)

PROJECT NAME:	Sabine Pass LNG Project (Phase 2)
CHANGE ORDER NUMBER:	016
DATE OF CHANGE ORDER:	August 25, 2009
PURCHASER:	Sabine Pass LNG, L.P.
SOIL CONTRACTOR:	Remedial Construction Services, L.P.
CONTRACT NO.	25279-004-OC2-C000-00001
DATE OF AGREEMENT:	July 21, 2006

The Agreement between the Parties listed above is charged as follows: (attach additional documentation if necessary)

Description of Change: This Change Order No. 016 is issued to incorporate into the Soil Improvement Contract the following:

●  Additional Fly Ash required to restore the saturated subgrade within the limits of the LNG Tank areas in the amount of
    $53,714.24.
●  Delay costs associated with the asphalt sealer oil tanker from June 2, 2009 to June 15, 2009 in the amount of
    $1,950.00.

Attachments:

4) Contract Exhibit “C”, Quantities, Pricing and Data, dated August 25, 2009 that supersedes and replaces Exhibit “C”, Quantities, Pricing and Data, dated July 20, 2009 in its entirety.

The original contract price was	$28,526,962.28

Net Change by previously authorized Change Orders	$-229,510.82

The Contract Price prior to this Change Order	$28,297,451.46

The Contract Price will be increased by this Change Order amount of	$55,664.24

The New Contract Price including this Change Order will be	$28,353,115.70

Upon execution of this Change Order by Sabine Pass LNG, L.P. and Remedial Construction Services, L.P. the above referenced change shall become a valid and binding part of the original agreement without exception or qualification unless noted in this Change Order.  Except as modified by this and any previously issued Change Orders, all other terms and Condition of the Agreement shall remain in full force and effect.  This Change Order is executed by each of the Parties’ duly authorized representatives.

Purchaser:	Soil Contractor:
Sabine Pass LNG, L.P.	Remedial Construction Services, L.P.
By: Sabine Pass LNG-GP, Inc., its general partner

Authorized Signature:	/S/ ED LEHOTSKY	Authorized Signature:	/S/ STEVEN R. BIRDWELL

Name:	Ed Lehotsky	Name:	Steven R. Birdwell

Title:	Vice President of Project Management	Title:	President

Date of Signing:	August 26, 2009	Date of Signing:	August 26, 2009